UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 11, 2007 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)

ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Identification Number)

PO Box 789 (Address of principal executive offices)		04769 (Zip Code)
207 760 2499 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 8, 2007, Michael I. Williams resigned as Interim Chief Operating Officer and Interim Director of Maine & Maritimes Corporation (the "Company"). During his term as Interim Director he served as a member of the Company's Strategic Planning Committee. Mr. Williams will continue to serve as the Company's Senior Vice President, Chief Financial Officer, and Assistant Secretary and as Senior Vice President and Chief Financial Officer of Maine Public Service Company, a wholly-owned subsidiary of the Company ("MPS").

On May 8, 2007, the Board of Directors of Maine & Maritimes Corporation appointed Brent M. Boyles as a Class III Director to serve until the 2008 Annual Meeting of Stockholders. Mr. Boyles will fill the vacancy created by the resignation of Michael I. Williams as an Interim Director on May 8, 2007. In addition, the Board of Directors appointed Mr. Boyles to serve as a member of the Company's Strategic Planning Committee.

There are no arrangements or understandings between Mr. Boyles and any other person pursuant to which Mr. Boyles was elected as a Director of the Company. Mr. Boyles is the brother-in-law of Michael A. Eaton, who serves as the Company's Vice President of Information and Technology Management.

As of May 8, 2007, Mr. Boyles assumed responsibility as the President and CEO of Maine & Maritimes Corporation, which was previously announced in a Press Release filed on March 19, 2007. In addition, Mr. Boyles will continue to serve as President and CEO, and a Director of MPS. Mr. Boyles is also President & CEO, and a Director of Maine & New Brunswick Electrical Power Company, Ltd., a wholly-owned subsidiary of MPS.

Item 8.01. Other Events

During the Company's Annual Organization Meeting held May 8, 2007, shareholders re-elected three Class II Directors for a term of three years and the Board of Directors, after receiving the report and recommendations of the MAM Corporate Governance Committee, elected the officers of MAM to serve until the next annual election of officers.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of Maine & Maritimes Corporation dated May 11, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2007	MAINE & MARITIMES CORPORATION By: /s/ Brent M. Boyles Brent M. Boyles President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Maine & Maritimes Corporation dated May 11, 2007